KLLM TRANSPORT SERVICES, INC.
                       3475 Lakeland Drive
                   Jackson, Mississippi  39208


                    NOTICE OF ANNUAL MEETING
            OF SHAREHOLDERS TO BE HELD APRIL 16, 1996

TO THE SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of Shareholders of KLLM Transport Services, Inc., will be held at the Company's headquarters, 3475 Lakeland Drive, Jackson, Mississippi, on Tuesday, April 16, 1996, at
10:00 a.m., Jackson time, for the purpose of considering and acting upon the following matters:

     1. Election of six directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

     2. Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending January 3, 1997.

     3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

     The directors have fixed the close of business on February 21, 1996, as the record date for the determination of shareholders entitled to receive notice of and vote at the Annual Meeting.

     The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign and return the enclosed proxy promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

                              By order of the Board of Directors.



                              s/ JAMES LEON YOUNG

                              JAMES LEON YOUNG, Secretary

Date: March 11, 1996

SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.



                              SCHEDULE 14A
                 INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant /X/
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Check the appropriate box:
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/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                     KLLM TRANSPORT SERVICES, INC.
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(Name of Registrant as Specified in its Charter)

                     KLLM TRANSPORT SERVICES, INC.
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          / /  Fee computed on table below per Exchange Act Rules
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     / / Check box if any part of the fee is offset as provided by Exchange
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                                  KLLM TRANSPORT SERVICES, INC.

                                     3475 Lakeland Drive


                                 Jackson, Mississippi  39208


                              PROXY STATEMENT FOR ANNUAL MEETING

                             OF SHAREHOLDERS TO BE HELD APRIL 16, 1996

      The following information is furnished in connection with the Annual Meeting of Shareholders of KLLM Transport Services,
Inc. (the "Company") to be held on Tuesday, April 16, 1996, at 10:00 a.m., Jackson time, at the Company's headquarters, 3475 Lakeland Drive, Jackson, Mississippi. A copy of the Company's annual report to shareholders for the fiscal year ended December 9, 1995, accompanies this proxy statement. The annual report is not to be considered part of the proxy solicitation materials.

Additional copies of the annual report, notice, proxy statement, and form of proxy may be obtained from the Company's Secretary,
P. O. Box 6098, Jackson, Mississippi 39288.

    The enclosed proxy is solicited by the Board of Directors of the Company. The proxy may be revoked by a shareholder at any time before it is voted by filing with the Company's Secretary a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.

                    All expenses incurred in connection with the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, directors, officers, and regular employees of the Company may solicit proxies in person or by telephone. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees, and fiduciaries for their expenses in forwarding proxy material to their principals.

                    The approximate date of mailing this proxy statement and the enclosed form of proxy is March 18, 1996. Shareholders of record at the close of business on February 21, 1996, are eligible to vote at the Annual Meeting. As of the record date, 4,358,653 shares of the Company's common stock were outstanding. Each is entitled to one vote on each issue to be considered at the Annual Meeting.

      Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.



                       ELECTION OF DIRECTORS

         The Company's bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than twelve. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at six. Unless otherwise specified, proxies will be voted FOR the election of the six nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is not available to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate. The directors recommend a vote FOR the six nominees listed below. Nominees Benjamin C. Lee, Jr., James Leon Young, Walter P. Neely, Steven K. Bevilaqua, C. Tom Clowe, Jr., and Leland R. Speed are now directors of the Company.


Nominees for Director

     The table below sets forth certain information regarding the nominees for election to the Board of Directors:


Name and Position		           Age		    Principal Occupation,
-----------------             ---      Business Experience for the
						                                 Past Five Years and Tenure
                                       with the Company

Benjamin C. Lee, Jr.		        68		     Chairman of the Board of Directors
Chairman of the                        since February 14, 1996; Acting Chief
Board of Directors                     Executive Officer from
                                       November, 1994 to April, 1995; Vice
                                       Chairman of the Board of Directors
                                       from 1986 to February 14, 1996;
						                                 Executive Vice President from 1982
                                       to 1986; Secretary from January, 1964
                                       to May, 1968 and from July, 1969 to
                                       January, 1982; Treasurer from July,
						                                 1969 to January, 1982.


James Leon Young             	65		     Attorney, Young, Williams, Henderson
Secretary and Director                 & Fuselier, P.A., Jackson, Mississippi;
                                       Director since 1965; Secretary since
                                       1982.

Walter P. Neely			            50       Professor, Else School of Management,
Director                               Millsaps College, Jackson, Mississippi
                                       ; Private consultant; Trustee,
                                       Performance Funds Trust, New York, New
						                                 York, since June, 1992; Director since
                                       1986.

Steven K. Bevilaqua        		44		      President and Chief Executive Officer
President and Chief                    since April, 1995; President - Eastern
Executive Officer                      Region of J. B. Hunt Co. from
                                       November, 1994 to March, 1995;
                                       Executive Vice President of
                                       Operations of J. B. Hunt Co. from
                                       February, 1992, to November, 1994;
                                       Senior Vice President
                                       of Sales and Marketing of J. B. Hunt
                                       Co. from September, 1990 to February,
                                       1992.

C. Tom Clowe, Jr.           	62      		President and Chief Operating Officer,
Director                               Missouri Gas Energy, Division of
                                       Southern Union Corporation, from 1995
                                       to present; Chairman, President and
                                       Chief Operating Officer of Central
                                       Freight Lines, Inc., Waco, Texas,
                                       from 1990 to 1995; Director since
						                                 June, 1995

Leland R. Speed           		 63 		     Director of First Mississippi Corp.
Director                               from May, 1968 to present; Trustee of
                                       EastGroup Properties from
						                                 1978 to present; Chairman and
                                       Director of Delta Industries, Inc.
                                       from April, 1979 to present;
						                                 Director of Farm Fish, Inc. from
                                       October, 1982 to present; Director
                                       of Mississippi Valley Gas Co.
						                                 from December, 1984 to present;
                                       President and Director of LNH REIT,
                                       Inc. from November, 1991 to
						                                 present; President and Director of
                                       EB, Inc. from March, 1993 to present;
                                       Chairman and Chief Executive Officer
                                       of EastGroup Properties from
                                  					April, 1993 to present; Chairman and
                                       Chief Executive Officer of The Parkway
                                       Company from April, 1993 to present;
                                       Trustee of Eastover Corporation from
                                       1975 to December, 1994; President
						                                 of Eastover Corporation from 1977 to
                                       December, 1994; President and Director
                                       of Congress Street Properties from
                                       February, 1984 to November 1994;
					                                 	Director since May, 1995.

Stock Ownership

       The following table indicates the beneficial ownership as of February 21, 1996, unless otherwise indicated below, of the Company's common stock by each nominee and director, the CEO and the five most highly compensated executive officers other than the CEO, by each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding shares, and by all directors and officers of the Company as a group.

Name of Beneficial			     Amount and Nature of           Percent of Class
    Owner                  Beneficial Ownership


------------------        ----------------------         -----------------




Estate of William J.
Liles, Jr. 			                 690,246  (1)(2)                		15.84%


Benjamin C. Lee, Jr.					      623,333  (2)(3)				              14.30%

James Leon Young					           11,667     (4)				              Less than 1%

Walter P. Neely						            3,199     (5)				              Less than 1%

Steven K. Bevilaqua					        60,000     (6)				              1.38%

C. Tom Clowe, Jr.					           2,000					                     Less than 1%

Leland R. Speed 					            1,000					                     Less than 1%

Joseph M. Stianche					         41,284     (7)              				Less than 1%

J. Kirby Lane						             24,649     (8)				              Less than 1%

Kenneth O. Anders					          44,070     (9)				              1.01%

T. Rowe Price Associates,
Inc.				                       250,000    (10)				              5.74%

T. Rowe Price Small Cap
Value Fund, Inc.		             250,000    (10)				              5.74%

Dimensional Fund
Advisors, Inc.				             323,165    (11)				              7.4%

Brinson Partners, Inc.					    434,897    (12)				              9.98%

Brinson Trust Company					     117,755    (12)                  2.7%

Brinson Holdings, Inc.					    434,897    (12)                  9.98%

SBC Holding (USA), Inc.        434,897    (12)				              9.98%

Swiss Bank Corporation					    434,897    (12)				              9.98%

rs & Directors
  as a Group (13 persons)				  860,746    (13)				             19.75%


(1) Mr. Liles passed away on February 11, 1996. The current address for the Estate is 112 Meadowbrook North, Jackson, Mississippi 39211. His widow, Mrs. Margaret B. Liles, is Executor of the Estate.

(2) Mr. Liles' Estate and Mr. Lee may be deemed to control the Company because of stock ownership and Mr. Lee's position with the Company.

(3) The address of Mr. Lee is P. O. Box 6098, Jackson, Mississippi 39288.

(4) 6,667 shares are unissued but are subject to an option that is exercisable at any time prior to October 1, 1997.

(5) 1,199 shares are jointly owned with Dr. Neely's wife. 2,000 shares are unissued but are subject to an option that is exercisable at any time prior to October 1, 1997.

(6) 60,000 shares are unissued but are subject to an option that is exercisable at any time prior to May 31, 2005.

(7) 1,345 shares are owned by Mr. Stianche's son. 6,667 shares are unissued but are subject to an option that is exercisable at any time prior to April 18, 1996. 5,333 shares are unissued but are subject to an option that is exercisable at any time prior to April 23, 1996. 4,000 shares are unissued but are subject to an option that is exercisable at any time prior to February 9, 1999. 12,500 shares are unissued but are subject to an option that is exercisable at any time prior to December 4, 2002.

(8) 6,667 shares are unissued but are subject to an option that is exercisable at any time prior to April 18, 1996. 4,000 shares are unissued but are subject to an option that is exercisable at any time prior to February 9, 1999. 12,500 shares are unissued but are subject to an option that is exercisable at any time prior to December 4, 2002.

(9) 13,333 shares are unissued but are subject to an option that is exercisable at any time prior to April 18, 1996. 8,000 shares are unissued but are subject to an option that is exercisable at any time prior to April 23, 1996. 4,000 shares are unissued but are subject to an option that is exercisable at any time prior to February 9, 1999.

(10) 100 E. Pratt Street, Baltimore, Maryland 21202. Ownership is as of December 31, 1995. T. Rowe Price Associates, Inc., claims sole dispositive power as to all shares. T. Rowe Price Small Cap Value Fund, Inc., claims sole voting power as to all shares. Beneficial ownership of all shares is disclaimed by T. Rowe Price Associates, Inc.

(11) 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Ownership is as of December 31, 1995. Beneficial ownership of all shares is disclaimed. Sole voting power is claimed as to 210,399 shares and sole dispositive power is claimed as to all shares.

(12) Ownership is as of December 31, 1995. Shared voting and shared dispositive power are claimed as to all shares. Brinson
Trust Company, 209 South LaSalle, Chicago, Illinois 60604-1295, is a wholly-owned subsidiary of Brinson Partners, Inc. Brinson
Partners, Inc., 209 South LaSalle, Chicago, Illinois 60604-1295, is a wholly-owned subsidiary of Brinson Holdings, Inc. Brinson
Holdings, Inc., 209 South LaSalle, Chicago, Illinois 60604-1295, is a wholly-owned subsidiary of SBC Holding (USA), Inc. SBC
Holding (USA), Inc., 222 Broadway, New York, New York 10038, is a wholly-owned subsidiary of Swiss Bank Corporation, Aeschenplatz, 6 CH-4002, Basel, Switzerland.

(13) 170,168 shares are unissued but are subject to options exercisable at various times.

Management

                    The executive officers of the Company are as follows:

Name, Position and Tenure with        Principal Occuupation and Business
the Company 		                   Age		Experience For The Past Five Years
-------------------------------  ---  -----------------------------------


Benjamin C. Lee, Jr.					        68   See table under Election of Directors.
Chairman of the Board of
Directors

Steven K. Bevilaqua
President and Chief
Executive Officer			             44		 See table under Election of Directors

James Leon Young
Secretary and Director					      65		 See table under Election of Directors

J. Kirby Lane						              49   Employee of the Company since 1986;
Executive Vice President,             Executive Vice President, Treasurer
Treasurer and Chief Financial         and Chief Financial Officer since
Officer                               January, 1993; Treasurer since 1986;
                                      Vice President - Finance from 1986 to
                                      1992.

W. J. Liles, III					            45		 Employee of the Company since 1974;
President                             President- Rail Services since
Rail Services                         February, 1994; Vice President-
                                      Sales and Marketing-West from 1990
                                      to 1994; Vice President- Marketing
                                      from October, 1986 to 1990; Marketing
                                      Director from October, 1983 to October
                                      1986.

Kenneth O. Anders					           65  	Employee of the Company since 1968;
President                             President of International Operations
International Operations              since 1994; Executive Vice President
                                      since 1986; Senior Vice President
                                      from 1985 to 1986; Vice President-
                                      Operations from 1972 to 1985.

James P. Sorrels					            41 		Employee of the Company since 1978;
President                             President-Express Systems since
Contract Logistics                    September, 1995; President Contract
and Express Systems                   Logistics since January, 1995; Vice
                                      President-Customer Service from
                                      February, 1994 to January, 1995;
                                      Director of Operations from April,
                                      1992 to February, 1994; Director of
                                      Western Operations from January, 1989
                                      to April, 1992.

Nancy M. Sawyer						            51   Employee of the Company and President
President                             of Vernon Sawyer operations since
Vernon Saywer                         May, 1995; Officer of Vernon Sawyer,
                                      Inc. from 1964 to April, 1995

James T. Merritt					            55   Employee of the Company since 1986;
Senior Vice President                 Senior Vice President-Sales and
Sales and Marketing                   Marketing since February, 1994;
                                      Vice President-Sales and Marketing-
                                      East from 1990-1994; Vice President-
                                      Sales from October, 1986 to 1990.


Certain Transactions

     In the following three paragraphs, the "Company" includes the Company's subsidiaries.

     On January 1, 1978, the Company entered into a ground lease with Mr. Lee (principal shareholder and current Chairman of the Board of Directors) and Mr. Liles (now deceased), for part of the real property on which the Company's Richland, Mississippi, terminal (then the corporate headquarters) is located. In 1986, this lease was renegotiated to include contiguous property acquired by Mr. Lee and Mr. Liles, with the lease term commencing January 31, 1986, and expiring January 31, 2006 ("the 1986 Lease"). The monthly rental payments for the term of the 1986 Lease are $3,000. In the opinion of the disinterested members of the Board of Directors, the rental payments under the lease were on terms no less favorable to the Company than those available from unrelated third parties. During the year ended December 29, 1995, total lease payments were $36,000.

     On December 31, 1991, Messrs. Liles and Lee granted the Company an option to purchase the land covered by the 1986 Lease for $390,257 when that lease expires in 2006. In the opinion of the disinterested members of the Board of Directors, the option to purchase the land covered by the 1986 Lease was on terms no less favorable to the Company that those available from unrelated third parties.

    James Leon Young, who is a director of the Company, is a shareholder and officer in the Jackson, Mississippi, law firm of Young, Williams, Henderson & Fuselier, P.A., general counsel to the Company. During the year ended December 29, 1995, the Company paid Young, Williams, Henderson & Fuselier, P.A., fees in payment of services rendered in connection with litigation, corporate and other matters. No retainer fees were paid. The total of all such fees did not exceed five percent of that firm's gross revenues for its last full fiscal year.

Committees and Meeting Data

   The standing Audit Committee of the Board of Directors consists of Dr. Neely (Chairman), Mr. Young and Mr. Speed.
The Audit Committee recommends auditors for the Company, oversees the Company's accounting functions and is the Board's liaison with the Company's independent auditors. The Audit Committee met three times in the year ended December 29, 1995, and meets at least once annually to review the reports of the Company's independent auditors and to review the Company's internal accounting procedures.

    The Compensation Committee of the Board of Directors consists of Mr. Young (Chairman), Dr. Neely, and Mr. Clowe. The Compensation Committee reviews the compensation for the officers of the Company. The Compensation Committee met three times in the year ended December 29, 1995.

    The Company does not have a nominating committee.

    During the year ended December 29, 1995, the Board of Directors met on five occasions. Each director attended 100% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served, except that Mr. Young missed one audit committee meeting and Mr. Speed missed one regularly scheduled board meeting.

Executive Compensation

    The following table summarizes the compensation paid by the Company and its subsidiaries to the Company's Chief Executive Officer and to the Company's five most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the year ended December 29, 1995, for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended December 29, 1995, December 30, 1994, and January 2, 1994.


                                SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------
              ANNUAL COMPENSATION                LONG TERM COMPENSATION
----------------------------------------------------------------------------
                                                              AWARDS
-----------------------------------------------------------------------------
NAME AND 								                       OTHER		  RES-						        ALL
PRINCIPAL								                       ANNUAL 		STRICTED		       OTHER
POSITION 	   YEAR 	SALARY 		 BONUS 		   COMPEN-		STOCK 		        	COMPEN-
									                               SATION 		AWARDS		OPTIONS		SATION
                                        ($)     	($) 		   ($)		   ($)
---------------------------------------------------------------------------------


Steven K.
Bevilaqua		  1995 	$168,750	$50,000		$117,188 (1)			    150,000				$0
President    1994    ---		    ---						  ---		   	       	---      ---
and CEO      1993 	  ---		    ---						  ---				          ---      ---

William J.
Liles, Jr.		1995	  $117,000											                           $5,160 (2)
Chairman   	1994	  $114,500											                           $5,060
of the      1993   $107,000     						                           $4,760
Board

Benjamin
C. Lee, Jr.	1995  	$117,000											                           $5,160 (3)
Vice        1994  	$114,500											                           $5,060
Chairman    1993	  $107,000											                           $4,760
of the
Board

J. Kirby
Lane			     1995	  $145,833											                           $5,833 (4)
Executive   1994	  $125,000											                           $5,000
VP and CFO	 1993   $125,000 										                           $5,000

Joseph M.
Stianche		  1995	  $125,833											                           $5,033 (4)
Vice Pres.  1994	  $125,000											                           $5,000
Maintenance	1993  	$125,000											                           $5,000
Transport
Group

Kenneth O.
Anders		    1995	  $110,000											                           $4,880 (5)
President			1994	  $110,000											                           $4,880
Inter-      1993  	$110,000											                           $4,880
national
Operations

       (1) Effective April, 1995, Mr. Bevilaqua assumed the position of President and CEO. As an inducement to accept the position, Mr. Bevilaqua was paid $75,000 relative to his relocation, plus reimbursement for projected income taxes associated therewith in the amount of $42,188.

       (2) Comprised of $4,680 of matching contributions by the Company to Mr. Liles' 401(K) Retirement Plan Account and $480 in insurance premiums paid by the Company with respect to term life insurance for Mr. Liles' benefit.

       (3) Comprised of $4,680 of matching contributions by the Company to Mr. Lee's 401(K) Retirement

       Plan Account and $480 in insurance premiums paid by the Company with respect to term life insurance for Mr. Lee's benefit.

       (4) Comprised of matching contributions by the Company to the officer's 401(K) Retirement Plan Account.

       (5) Comprised of $4,400 of matching contributions by the Company to Mr. Anders' 401(K) Retirement Plan Account and $480 in insurance premiums paid by the Company with respect to term life insurance for Mr. Anders' benefit.

       The Company has no employment agreements with its executive officers, except for Mr. Bevilaqua, whose base salary is $225,000.00 annually. Mr. Bevilaqua was also paid a bonus of $50,000.00 for 1995. Further, Mr. Bevilaqua has stock options as set forth in the tables below and receives the perquisites provided to all Company executives. Should the Company deem it necessary to terminate Mr. Bevilaqua's employment on or before January
1, 1997, he will be paid his annual base salary in 12 equal monthly installments following the date of termination. The Company is under no obligation to pay him any amount if his employment is terminated for cause.

Director Compensation

      Directors who are also full-time employees of the Company receive no additional compensation for their services as directors. In 1995, Dr. Neely and Mr. Young received $12,500.00 for their services as directors, which included their services at all quarterly and special Board meetings. Mr. Clowe and Mr. Speed received only $6,250.00 for their services as directors in 1995 because they served only during the last half of the year. The Company's standard arrangement is to pay directors who are not also full-time employees of the Company $750.00 for each committee meeting attended as members and $1,000.00 for each committee meeting attended as chairmen. In 1995, Dr. Neely, Mr. Young, Mr. Speed, and Mr. Clowe received $5,250.00, $4,500.00, $750.00, and $750.00, respectively, for their services at committee meetings attended.


Compensation Committee Report on Executive Compensation

       The Compensation Committee recommended small increases in the salaries of some of the officers and recommended the salary of the new President and Chief Executive Officer. Salaries are based on: (a) comparable salaries for similar positions in the industry; and (b) the Company's 1995 bonus plan, which was based on the economic value added level achieved by the divisions and that of the Company. Pursuant to the agreement made with the new President and Chief Executive Officer at the time of his employment, he was paid a $50,000.00 bonus in 1995.

      There was no objection nor modification by the Board of Directors of the Committee's recommendations.

                    James Leon Young, Chairman
                    Walter P. Neely
                    C. Tom Clowe, Jr.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended December 29, 1995, the Compensation Committee of the Board of Directors consisted of Mr. Young (Chairman),
Dr. Neely, Mr. Liles (now deceased), and Mr. Clowe (who replaced Mr. Liles on August 21, 1995). Mr. Liles formerly served as Chairman of the Board and served as Chief Executive Officer during the period 1986 to 1993. Mr. Young is currently serving as Secretary and has served in such capacity since 1982. Additionally, Mr. Young is a shareholder and officer in the law firm of Young, Williams, Henderson & Fuselier, P.A., which acts as general counsel to the Company. During the year ended December 29, 1995, the Company paid Young, Williams, Henderson & Fuselier, P.A. fees in payment of services rendered in connection with litigation, corporate and other matters. No retainer fees were paid. The total of all such fees did not exceed five percent of that firm's gross revenues for its last full fiscal year.


Stock Option Plan

      The following table sets forth (a) all individual grants of Stock Options made by the Company and its subsidiaries during the year ended December 29, 1995, to each of the executive officers named in the Summary Compensation Table above, (b) the ratio that the number of options granted to each individual bears to the total number of options granted to all employees of the Company and its subsidiaries, (c) the exercise price and expiration date of such options, and (d) estimated potential realizable values with respect to each grant of options based on assumed appreciation rates of 5% (compounded annually) and 10% (compounded annually):


                        OPTIONS/SAR GRANTS
          IN FISCAL YEAR ENDED DECEMBER 29, 1995


----------------------------------------------------------------------------
        Individual Grants                Potential Realizable Value
                                         of Stock Price Appreciation
                                         for Option Terms
----------------------------------------------------------------------------

Name			          Options
                 /SARs   	   % of
                 Granted    Total	    Exercise   Expira-  5%($)    10%($)
					             (#)      Options/   or Base    ation
                           SARs	      Price      Date
					                      Granted to	($/Share)
					                      Employees
                           in Fiscal
                           Year

-----------------------------------------------------------------------------

Steven K.
Bevilaqua	      150,000		  100.0%		   $15.00		   5/30/2005 $891,440	 $2,524,844
President
and CEO

William J.
Liles, Jr.
Chairman of the
Board

Benjamin C. Lee, Jr.
Vice Chairman of the
Board

J. Kirby Lane
Executive Vice
President
and CFO

Joseph M. Stianche
Vice President -
Maintenance
Transport Group

Kenneth O. Anders
President
International
Operations


                    The following table sets forth (a) the number of shares received and the aggregate dollar value realized in connection with each exercise of outstanding stock options during the year ended December 29, 1995, by each of the executive officers named in the Summary Compensation Table above;
(b) the total number and value of all outstanding unexercised options (separately identifying exercisable and unexercisable options) held by such executive officers as of December 29, 1995; and (c) the aggregate dollar value of all such unexercised options that are in-the-money (i.e., when the fair market value of the common stock that is subject to the option exceeds the exercise price of the option):

                				AGGREGATED OPTION/SAR EXERCISES
			             IN FISCAL YEAR ENDED DECEMBER 29, 1995
      			    AND FISCAL YEAR-ENDED OPTION/SAR VALUES  (1)

-----------------------------------------------------------------------------
 Name            		Shares Acquired  		Value 		     Number of	     Value of
			                  on Exercise		   Realized	     Unexercised		Unexercised
			                     (#)		          ($)		      Options/SARs		In-the-Money
								                                          at FY-End    	Options/SARs
											                                       Exercixable/  at FY-End ($)
											                                       Unexercisable Exercisable/
                                                    (2)         Unexercisable


Steven K. Bevilaqua			                             30,000				       $0
President and CEO						                           120,000				       $0

William J. Liles, Jr.                        						  0				          $0
Chairman of the Board						                          0				          $0

Benjamin C. Lee, Jr.                         						  0				          $0
Vice Chairman of the						                           0				          $0
Board

J. Kirby Lane 							                              23,167 				      $0
Executive Vice							                                0				          $0
President
and CFO

Joseph M. Stianche						                           28,500				       $0
Vice President-							                               0				          $0
Maintenance
Transport Group

Kenneth O. Anders 						                           25,333				     $53,000
President							                                     0				          $0
International
Operations



(1) Not included in this table are options granted pursuant to the Company's Employee Stock Purchase Plan which are made available to all employees on an equal basis. For a detailed discussion of the extent of the executive officers' participation in the plan, see the discussion under the heading "Employee Stock Purchase Plan".

(2) The number listed represents the number of shares of the Company's common stock subject to all of the options held by the named officer.

Employee Stock Purchase Plan ("ESPP")

     During 1995, the following executive officers listed in the Summary Compensation Table participated in the ESPP and purchased shares in the following amounts: Mr. Lane - 437.

    During 1995, 53 employees purchased 4,902 shares at $10.50 per share. 143 employees currently have outstanding subscriptions to purchase 17,489 shares at $10.375 per share. The following executive officers listed in the Summary Compensation Table presently have outstanding subscriptions to purchase shares under the ESPP: Mr. Stianche -300; Mr. Lane - 300.

Performance Graph

                    The following line graph compares cumulative five-year shareholder returns(1) among the Company's Common Stock, the University of Chicago's Center for Research in Securities Prices ("CRSP") Total Return Index for The NASDAQ Stock Market, and the CRSP NASDAQ Trucking &
Transportation Stocks Index:

                          CUMULATIVE RETURNS

				                           [GRAPH]


                Total Return For The Year

  Index		         1990	   1991	   1992	   1993	    1994	   1995

NASDAQ
COMPOSITE (US
ONLY)			         100.0	   160.6	  186.9	  214.5	   209.7	  296.3

NASDAQ TRUCKING
&
TRANSPORTATION   100.0 	   145.4	 177.9	  216.1	   196.2	  223.1

KLLM TRANSPORT
SERVICES, INC. 		100.0	    138.9	 300.0	  211.1	   217.6	  155.6


(1) Assumes $100 invested on December 31, 1990, and reinvestment of all dividends.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, for the fiscal year ended December 29, 1995, all Section 16(a) filing requirements applicable to its directors and executive officers were complied with,4 except that Mr. Bevilaqua's and Ms. Sawyer's Form 3s were filed late. Ms. Cindy Bailey's Form 3 holdings, a Form 4 transaction by Mr. Young involving a stock purchase, and a Form 4 transaction by Mr. Steven Dutro involving two stock purchases, were disclosed on Form 5s filed for 1995.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

       The Board of Directors, upon recommendation of the Audit Committee, has appointed Ernst & Young LLP independent public accountants, to act as auditors for the fiscal year ending January 3, 1997. Ernst & Young LLP has audited the accounts of the Company since 1986. Representatives of Ernst & Young
LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Neither Ernst & Young LLP nor any of its partners has any direct or indirect financial interest in the Company.

                        SHAREHOLDER PROPOSALS

     Shareholder proposals must be received by the Company no later than November 1, 1996, to be included in the Company's proxy materials for the 1997 Annual Meeting. Shareholder proposals should be addressed to: KLLM Transport Services, Inc., Post Office Box 6098, Jackson, Mississippi 39288, Attention Secretary. No shareholder proposals were received for inclusion in the proxy materials for the 1996 meeting.

                             OTHER MATTERS

    The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies named in the enclosed proxy will vote in accordance with their best judgment on such matters.


                     KLLM TRANSPORT SERVICES, INC.

  THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

      The undersigned hereby appoints Benjamin C. Lee, Jr., and Steven K. Bevilaqua, or either of them, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of KLLM Transport Services, Inc. (the "Company"), held of record by the undersigned on February 21, 1996, at the Annual Meeting of Stockholders of KLLM Transport Services, Inc., to be held on Tuesday, April 16, 1996, and at any adjournments thereof, with all powers the undersigned would possess if personally present.

1. Election of Directors. (Check only one box below. To withhold authority for any individual nominee, strike through the name of the nominee.)

      [] To vote for all the nominees listed below:

      Steven K. Bevilaqua; C. Tom Clowe, Jr.; Benjamin C. Lee, Jr.; Walter P. Neely; Leland R. Speed; James Leon Young

           or

      [] To withhold authority to vote for all nominees listed above.

2. Ratification of the selection of Ernst & Young LLP as the Company's independent auditors (check only one box below).

                  [] FOR          []  AGAINST     []  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.

      When properly executed, this proxy will be voted in the manner directed. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR THE PROPOSALS SOLICITED. The undersigned hereby revokes any proxy heretofore given by the undersigned to vote at the Annual Meeting. This proxy may be revoked prior to its exercise, either in person or in writing.


                       ________________________________________
                       Signature                        (Seal)
                       ________________________________________
                       Signature if held jointly        (Seal)
                       ____________________________________, 1996
                       (Date)

                       1.  Sign your name exactly as it appears on the label.
                       2. When signing as attorney, executor, administrator, trustee, or guardian, please state full title as such.
                       3. If a corporation, please sign in full corporate name by president or other authorized officer.
                       4. If a partnership, please sign in partnership name by authorized person.
                       5. When shares are held jointly, both stockholders must sign this proxy.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.